UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

KALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kalaris Therapeutics, Inc.

400 Connell Drive, Suite 5500
Berkeley Heights, New Jersey 07922
(Address of principal executive offices, including zip code)

(650) 249-2727

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 17, 2025, Kalaris Therapeutics, Inc. (the “Company”) issued a press release announcing initial data from its Phase 1a single ascending dose (“SAD”) clinical trial of TH103 in treatment-naïve patients with neovascular age-related macular degeneration (“nAMD”). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on December 17, 2025, the Company made available a presentation to be used with investors to discuss the initial data from its Phase 1a SAD trial of TH103. The virtual investor event will be held on December 17, 2025, beginning at 4:30 p.m., EST. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A live webcast of the event, as well as a replay, will be available under the “Events & Presentations” section of the Company’s website: https://investors.kalaristx.com/. The information contained in, or that can be accessed through the Company’s website, is not a part of this filing.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 17, 2025, the Company issued a press release announcing initial data from its Phase 1a SAD trial of TH103 in treatment-naïve patients with nAMD. The data demonstrate that TH103’s engineered molecular properties translated into clinically meaningful improvements in vision and retinal anatomy, with early signals suggesting the potential for extended treatment durability.

Initial Phase 1a Data Support Molecular Hypothesis with Strong Clinical Activity

The Phase 1a trial evaluated a single intravitreal injection of TH103 at three dose levels (0.5 mg, 1.5 mg, 2.5 mg) in treatment-naïve nAMD patients (N=13) who completed 6 months of follow-up. Results demonstrated robust visual and anatomic improvements that support TH103’s molecular design and preclinical profile.

Rapid, Robust Response in Best Corrected Visual Acuity (“BCVA”) and Optical Coherence Tomography Parameters Across Dose Levels at 1 Month

•	Mean 10-letter BCVA improvement

•	Mean 129 µm improvement in mean central subfield thickness

•	Mean approximately 95% reduction in central subfield intraretinal fluid

TH103 Generally Well Tolerated, Supporting Exploration of Further Dose Escalation

•	No dose-limiting toxicities observed

•	No TH103-related serious adverse events observed

•	No instances of TH103-related retinal vascular occlusive disease, retinal vasculitis, cataracts, or elevated intraocular pressure observed

Two cases of transient, mild-moderate intraocular inflammation (“IOI”) were observed at Day 4 in two subjects dosed at 2.5 mg, which were attributed to levels of host cell protein in the drug product. Additional processing steps were implemented into the manufacturing process, significantly reducing host cell protein levels. Subsequently, six additional subjects were enrolled and treated with new, further purified material at the 2.5 mg dose level and there have been zero new instances of IOI (≥1 week follow-up). Based on these results, the Company plans to use the drug product produced with the updated manufacturing process in its ongoing and planned clinical trials.

Initial Phase 1a Data Provides Evidence TH103 May Offer Extended Treatment Durability

•

Pharmacokinetic Profile - Plasma levels of TH103 dose adjusted mean Cmax were 27 to 51-fold lower compared to current leading anti-VEGF agents, consistent with enhanced intraocular retention and reduced systemic exposure. This pharmacokinetic profile aligns with the molecule’s engineered properties and preclinical data demonstrating prolonged intraocular residence time.

•

Retreatment Analysis - Following only a single TH103 injection, 31% of patients received no additional anti-VEGF treatment during the entire six-month follow-up period. These single-dose findings suggest the potential for extended durability outcomes after a standard four-dose loading regimen.

Next Steps in Clinical Development

Based on these positive initial Phase 1a data, the Company is accelerating its clinical development program. The Company continues to enroll patients in an ongoing Phase 1b/2, multi-ascending dose, dose-finding study evaluating four monthly loading injections of TH103 to identify the optimal dose and regimen for potential Phase 3 development. The Company expects to share preliminary data from the ongoing Phase 1b/2 study in the second half of 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risk and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K, including statements regarding the strategy, future operations, prospects, plans and objectives of management of the Company, including the therapeutic potential of TH103 for nAMD and other exudative and neovascular retinal diseases, the anticipated timelines for reporting clinical data from the Phase 1a and Phase 1b/2 clinical trials of TH103, plans to advance TH103 into Phase 3 clinical trials and to develop TH103 for additional indications and the sufficiency of the Company’s cash resources for the period anticipated, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on current expectations and beliefs of the management of the Company as well as assumptions made by, and information currently available to, the management of the Company and are subject to risks and uncertainties. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: risks associated with the clinical development and regulatory approval of TH103, including potential delays in the completion of clinical trials; expectations regarding the therapeutic benefits, clinical potential and clinical development of TH103; the timing of and the Company’s ability to enroll patients in clinical trials; whether results from preclinical studies and initial data from early clinical trials will be predictive of the final results of the clinical trials or future trials; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidate; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from any product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; the ability to obtain, maintain, and protect intellectual property rights related to product candidates; changes in regulatory requirements and government incentives; the Company’s competitive position and expectations regarding developments and projections relating to its competitors and any competing therapies that are or become available; the risk of involvement in current and future litigation; and such other factors as are set forth in the Company’s public filings with the SEC, including, but not limited to, those described under the heading “Risk Factors”. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated December 17, 2025

99.2	Presentation, dated December 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALARIS THERAPEUTICS, INC.

Date: December 17, 2025	By:	/s/ Andrew Oxtoby
	Name:	Andrew Oxtoby
	Title:	Chief Executive Officer